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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                  FORM 8-K/A-1

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                December 12, 2001
  (Amending Form 8-K dated September 28, 2001
           filed on October 18, 2001)                           000-05667
Date of Report (Date of earliest event reported)          Commission File Number


                              LE@P TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                   64-0769296
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)


                        5601 N. Dixie Highway, Suite 411
                         Fort Lauderdale, Florida 33334
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 771-1772
              (Registrant's telephone number, including area code)


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


This Report amends the Current Report on Form 8-K dated September 28, 2001 (filed on October 18, 2001) to report the Company's acquisition of certain real estate assets. The Registration hereby provides the information required by paragraph (b) of Item 7 of such Current Report.

Item 7. Financial Statements and Exhibits.

(b)  Pro forma financial information.

Effective September 28, 2001, Le@P Technology, Inc. (the "Registrant"), through a wholly-owned limited liability company, acquired certain Real Property located in Broward County, Florida (the "Real Property"), from Bay Colony Associates
Limited ("Seller"). The Seller is an affiliate of M. Lee Pearce, M.D., the Chairman of the Board and the majority stockholder of the Company. The purchase price for the Real Property, as adjusted, was $600,000. The Registrant paid for the Real Property by delivery of a short-term promissory note in the amount of $37,500 which was due and paid on November 28, 2001, and a longer-term note and mortgage in the amount of $562,500 due in one lump sum on September 28, 2006. Both notes bear interest at the rate of 7% per annum. All accrued but unpaid interest on the longer-term note is due September 28, 2004 with regular monthly interest payments to be made thereafter. The Real Property and related notes payable are included in the Company's September 30, 2001 Balance Sheet as filed in its report on Form 10-QSB for that date.

The unaudited Pro Forma Statements of Operations presented below for the nine months ended September 30, 2001 and the year ended December 31, 2000 (the "Pro Forma Statements") give effect to the Company's acquisition of the Real Property as if it had occurred on January 1, 2000. The Pro Forma Statements are based on the following:

o    The historical results of operations of the Company,

o The pro-forma effect of depreciation, maintenance, taxes and other expenses related to the acquired Real Property.

The Pro Forma Statements and the accompanying notes (collectively the "Pro Forma Financial Information") should be read in conjunction with and are qualified by the historical financial statements of the Company and notes thereto. The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future results of operations of the Company after the acquisition of the Real Property or of the results of operations of the Company that would have actually occurred had the Real Property been acquired as of January 1, 2000.

                     Le@P Technology, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      Nine Months Ended September 30, 2001


                                                            Le@P              Pro Forma               Pro Forma
                                                      Technology, Inc.       Adjustments             As Adjusted
                                                      ----------------       -----------             -----------
Revenue                                                 $       --           $       --              $       --

Expenses:
  Salaries and benefits                                      549,217                 --                   549,217
  Professional fees                                          515,836                 --                   515,836
  General and administrative                                 298,068               13,700(a)              311,768
  Write-off of investments                                 3,422,970                 --                 3,422,970
                                                        ------------         ------------            ------------
Total expenses                                             4,786,091               13,700               4,799,791
                                                        ------------         ------------            ------------

Operating loss                                            (4,786,091)             (13,700)             (4,799,791)

Interest income                                                6,912                 --                     6,912
Interest expense                                                --                (29,954)(b)             (29,954)
Equity in loss of Healthology, Inc.                       (1,763,625)                --                (1,763,625)
                                                        ------------         ------------            ------------
Net loss                                                $ (6,542,804)        $    (43,654)           $ (6,586,458)
                                                        ============         ============            ============
Net loss attributable to common stockholders            $ (6,705,554)        $    (43,654)           $ (6,749,208)
                                                        ============         ============            ============

Basic  and  diluted  net  loss  attributable  to
  common stockholders per share:                        $      (0.20)        $       --              $      (0.20)
                                                        ============         ============            ============

Weighted average shares outstanding                       33,505,595                 --                33,505,595
                                                        ============         ============            ============


Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001:

(a) Represents depreciation, maintenance and other expenses that would have been incurred had the real property been acquired on January 1, 2000.

(b) Represents interest expense that would have been incurred had the real property been acquired on January 1, 2000.

                     Le@P Technology, Inc. and Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 2000


                                                            Le@P              Pro Forma               Pro Forma
                                                      Technology, Inc.       Adjustments             As Adjusted
                                                      ----------------       -----------             -----------
Revenue                                                 $       --           $       --              $       --
                                                        ------------         ------------            ------------

Expenses:
     Salaries and benefits                                 1,007,197                 --                 1,007,197
     Professional fees                                       632,091                 --                   632,091
     General and administrative                              344,177               35,294(a)              379,471
                                                        ------------         ------------            ------------
Total Expenses                                             1,983,465               35,294               2,018,759
                                                        ------------         ------------            ------------

Operating loss                                            (1,983,465)             (35,294)             (2,018,759)

Interest income                                                9,346                 --                     9,346

Interest expense                                                --                (42,000)(b)             (42,000)

Equity in loss of Healthology, Inc.                       (1,175,011)                --                (1,175,011)
                                                        ------------         ------------            ------------
Net loss                                                $ (3,149,130)        $    (77,294)           $ (3,226,424)
                                                        ============         ============            ============
Net loss attributable to common stockholders            $ (3,366,130)        $    (77,294)           $ (3,443,424)
                                                        ============         ============            ============
Basic  and  diluted  net  loss  attributable  to
  common stockholders per share:                        $      (0.10)        $       --              $      (0.11)
                                                        ============         ============            ============
Weighted average shares outstanding                       32,742,224                 --                32,742,224
                                                        ============         ============            ============

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000:

(a) Represents depreciation, maintenance, taxes and other expenses that would have been incurred had the real property been acquired on January 1, 2000.

(b) Represents interest expense that would have been incurred had the real property been acquired on January 1, 2000.

(c)  Exhibits

10.1 Promissory note dated September 28, 2001, in the principal amount of $562,500 executed by Parkson Property, LLC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LE@P TECHNOLOGY, INC.


                                        By:  /s/ Robert G. Tancredi, M.D.
                                             ----------------------------------
                                             Robert G. Tancredi, M.D.
                                             President


Dated:  December 12, 2001

                                  Exhibits List

 Exhibit                Description
 -------                -----------
  10.1 Promissory Note dated September 28, 2001, in the principal amount of $562,500 executed by Parkson Property, LLC.


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